Exhibit 23.1
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:
1.	Registration Statement (Form S-3 No. 333-75714) of Group 1 Automotive, Inc. and related Prospectus;

2.	Registration Statement (Form S-3 No. 333-137088) of Group 1 Automotive, Inc. and related Prospectus;

3.	Registration Statement (Form S-4 No. 333-109080) of Group 1 Automotive, Inc. and related Prospectus;

4.	Registration Statement (Form S-8) pertaining to the Group 1 Automotive, Inc. 1996 Stock Incentive Plan (No. 333-42165);

5.	Registration Statement (Form S-8) pertaining to the Group 1 Automotive, Inc. 1996 Stock Incentive Plan (No. 333-80399);

6.	Registration Statement (Form S-8) pertaining to the Group 1 Automotive, Inc. 1996 Stock Incentive Plan (No. 333-75784);

7.	Registration Statement (Form S-8) pertaining to the Group 1 Automotive, Inc. 1996 Stock Incentive Plan (No. 333-115961);

8.	Registration Statement (Form S-8) pertaining to the Group 1 Automotive, Inc. 1998 Employee Stock Purchase Plan (No. 333-42165);

9.	Registration Statement (Form S-8) pertaining to the Group 1 Automotive, Inc. 1998 Employee Stock Purchase Plan (No. 333-70043);

10.	Registration Statement (Form S-8) pertaining to the Group 1 Automotive, Inc. 1998 Employee Stock Purchase Plan (No. 333-75754);

11.	Registration Statement (Form S-8) pertaining to the Group 1 Automotive, Inc. 1998 Employee Stock Purchase Plan (No. 333-106486);

12.	Registration Statement (Form S-8) pertaining to the Group 1 Automotive, Inc. 1998 Employee Stock Purchase Plan (No. 333-137081);

13.	Registration Statement (Form S-8) pertaining to the Group 1 Automotive, Inc. 401(k) Savings Plan (No. 333-80399);

14.	Registration Statement (Form S-8) pertaining to the Group 1 Automotive, Inc. 401(k) Savings Plan (No. 333-113679);

15.	Registration Statement (Form S-8) pertaining to the Group 1 Automotive, Inc. Deferred Compensation Plan (No. 333-83260);

16.	Registration Statement (Form S-8) pertaining to the Group 1 Automotive, Inc. Deferred Compensation Plan (No. 333-115962);
of our reports dated February 21, 2007, with respect to the consolidated financial statements of Group 1 Automotive, Inc. and subsidiaries, Group 1 Automotive, Inc. management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Group 1 Automotive, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2006.
/s/ Ernst & Young
Houston, Texas
February 21, 2007